                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

         I, Larry V. Friend, the Chief Financial Officer of Werner Holding Co.
(PA), Inc. and Werner Holding Co. (DE), Inc. (the "Co-registrants"), certify that:

         1. I have reviewed this annual report on Form 10-K of the Co-registrants;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Co-registrants as of, and for, the periods presented in this report;

         4. The Co-registrants' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Co-registrants and have:

                           a) Designed such disclosure controls and procedures,
                  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Co-registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                           b) Designed such internal control over financial
                  reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

                           c) Evaluated the effectiveness of the Co-registrants'
                  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                           d) Disclosed in this report any change in the
                  Co-registrant's internal control over financial reporting that occurred during the Co-registrant's most recent fiscal quarter (the Co-registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Co-registrant's internal control over financial reporting; and

         5. The Co-registrants' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Co-registrant's auditors and the audit committee of the Co-registrant's board of directors (or persons performing the equivalent functions):

                           a) All significant deficiencies and material
                  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Co-registrants' ability to record, process, summarize and report financial information; and

                           b) Any fraud, whether or not material, that involves
                  management or other employees who have a significant role in the Co-registrants' internal controls over financial reporting.

                                               WERNER HOLDING CO. (PA), INC.

Date: March 30, 2003                           /s/  LARRY V. FRIEND
                                               --------------------------------
                                               Chief Financial Officer

                                               WERNER HOLDING CO. (DE), INC.

Date: March 30, 2003                           /s/  LARRY V. FRIEND
                                               --------------------------------
                                               Chief Financial Officer